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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 16, 2004




                                IMPROVENET, INC.
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             (Exact name of registrant as specified in its charter)




          Delaware                 000-29927                   77-0452868
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)             Identification No.)





                         10799 N. 90th Street, Suite 200
                            Scottsdale, Arizona 85260
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               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: 480-346-0000




                                 Not applicable
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         (Former name or former address, if changed since last report.)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Effective September 16, 2004, the Board of Directors of ImproveNet, Inc. (the "Company") approved the opening of a line of credit for $100,000 with a national banking association. Interest accrues on all funds advanced on the line of credit at 1/4 point over the bank's prime lending rate. The maturity of the line of credit facility is September 14, 2005, at which time the payment of all outstanding principal and accrued interest is due. There is no penalty for prepayment of outstanding amounts prior to maturity. The Company has secured its obligations under the line of credit with the pledge of a certificate of deposit. No amounts were drawn on the line of credit at the time it was opened.










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImproveNet, Inc.

Date: September 22, 2004



By:  /s/ Jeffrey Rassas
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     Name:  Jeffrey Rassas
     Title: Chief Executive Officer